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                                                                   EXHIBIT 10.59


                        ASSIGNMENT OF PURCHASE AGREEMENT


         This Assignment is made and entered into this 15th day of August, 1996 by and between Ryan Properties, Inc. ("Assignor") and McLeod, Inc. ("Assignee").

1. By execution hereof, Assignor does hereby assign to Assignee all of its right, title and interest in and to that certain Purchase Agreement by and between Assignor and Iowa Land and Building Company dated August 15, 1996.

2. By execution hereof, Assignee hereby accepts the assignment from Assignor and agrees to assume any and all obligations of Assignee under the Purchase Agreement as assigned.

3. This Assignment shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the date and in the year first above written.


                                          RYAN PROPERTIES, INC.


                                    BY:   /s/ JEFF A. SMITH
                                          ---------------------------------
                                          JEFF A. SMITH, Vice President



                                          MCLEOD, INC.


                                    BY:   /s/ JAMES CRAM
                                          ---------------------------------
                                          NAME

                                          Chief Accounting Officer
                                          ---------------------------------
                                          TITLE


         By execution hereof, Iowa Land and Building Company acknowledges the above Assignment.


                                          IOWA LAND AND BUILDING COMPANY

                                    BY:   /s/ THOMAS L. ALLER
                                          ---------------------------------
                                          THOMAS L. ALLER, Vice President